EXHIBIT 4.1

EXHIBIT 4.1

COMMON STOCK	PAR VALUE $.01

THIS CERTIFICATE IS TRANSFERABLE IN	CUSIP 053668 10 2
NEW YORK, NY AND SOUTH ST. PAUL, MN	SEE REVERSE FOR CERTAIN DEFINITIONS

AVIALL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR
BY

CHAIRMAN, PRESIDENT AND CEO	SECRETARY	AUTHORIZED SIGNATURE

AVIALL, INC.

The Corporation will furnish without charge to each stockholder who so requests a copy of the statement of designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation or to the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer into
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________________________________________________________
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shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature guaranteed:

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.